UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2013

SUPERFUND GREEN, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-51634	98-0375395
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Superfund Office Building

PO Box 1479

Grand Anse

St. George’s, Grenada

West Indies

(Address of principal executive offices)

Registrant’s telephone number, including area code: (473) 439-2418

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE REGARDING THIS FORM 8-K/A

Superfund Green, L.P. (the “Registrant”) is filing this Amendment No. 1 to its Form 8-K originally filed with the Securities and Exchange Commission on July 3, 2013 (the “Original Form 8-K”), with respect to Item 9.01 (Financial Statements and Exhibits), to file the Letter of Deloitte & Touche LLP dated July 8, 2013 regarding the disclosure contained in Item 4.01 of the Original Form 8-K, because it was unavailable at the time of filing of the Original Form 8-K.

Except as described above, this Amendment No. 1 does not amend any other information set forth in the Original Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

16.01	Letter of Deloitte & Touche LLP dated July 8, 2013 regarding the disclosure contained in Item 4.01 of the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 9, 2013

SUPERFUND GREEN, L.P.

By:	Superfund Capital Management, Inc., General Partner

By:	/s/ Nigel James
Name: Nigel James
Title: President